UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024

Commission file number 001-16111

Global Payments Inc.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

None

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 20, 2024, Global Payments Inc. (the “Company”) issued a press release announcing the pricing of $1.75 billion aggregate principal amount of its 1.50% convertible senior notes due 2031 (the “Notes”) in a private offering (the “Convertible Senior Notes Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also granted the initial purchasers of the Notes an option to purchase additional Notes in an aggregate principal amount of up to $250 million within a 13-day period beginning on, and including, the date the Company first issues the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

This Current Report on Form 8-K does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Some of the statements used in this Current Report on Form 8-K are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning the completion of the Convertible Senior Notes Offering, the capped call transactions and the anticipated use of proceeds from the offering. The Company has based these forward-looking statements on its current plans and expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, the Company cannot guarantee that its plans and expectations will be achieved. Although it is not possible to create a comprehensive list of all factors and risks that may cause actual results to differ from the results expressed or implied by these forward-looking statements or that may affect the Company’s future results, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the satisfaction of customary closing conditions related to the Convertible Senior Notes Offering and uncertainties and other factors relating to the intended use of proceeds from the Convertible Senior Notes Offering. Although the Company believes that the plans and expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its plans and expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties, including those identified elsewhere in this communication and those included in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files with the Securities and Exchange Commission, which are available at https://www.sec.gov.

These cautionary statements qualify all of the Company’s forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The Company’s forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company’s plans and expectations as of any subsequent date. While the Company may elect to update or revise forward-looking statements at some time in the future, it specifically disclaims any obligation to publicly release the results of any revisions to its forward-looking statements, except as required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: February 21, 2024	By:	/s/ David L. Green
David L. Green
Senior Executive Vice President and Chief Administrative & Legal Officer